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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement Nos. 33-36754, 33-52506, 33-62098, 33-58637, 333-88151, 333-88773, 333-61294 and
333-73348 of BJ Services Company on Form S-8 of our report dated November 14, 2001 appearing in this Annual Report on Form 10-K of BJ Services Company for the year ended September 30, 2001.

DELOITTE & TOUCHE LLP
Houston, Texas
December 18, 2001